OTHER CURRENT ASSETS (Tables)	6 Months Ended
Jun. 30, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
Other current assets includes the following:

(in thousands of $)	June 30,	December 31,
	2022	2021
Trade accounts receivable, net	6,160	5,270
Accrued income	3,259	7,005
Prepaid expenses	8,729	2,487
Other receivables	2,227	2,278
Total other current assets	20,375	17,040